UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2015

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On March 2, 2015, WellCare Health Plans, Inc. (“WellCare”) received executed Amendment #19 (“Amendment #19”) to Contract No. 0654 (“Contract 0654”) between the Georgia Department of Community Health (“DCH”) and WellCare of Georgia, Inc. (“WCGA”), a wholly-owned subsidiary of WellCare.
Amendment #19 sets forth the updated table of rates payable to WCGA under Contract 0654 for Medicaid and PeachCare members as well as for members in the Planning for Healthy Babies demonstration program. These changes include an estimated low single-digit rate decrease compared with 2014 rates from January 1, 2015 to June 30, 2015, to reflect the expiration, as of January 1, 2015, of the enhanced payments to primary care providers provided by the Affordable Care Act. As a result of the expiration of these payments, WellCare expects the net impact to be immaterial. The impact of the rate decrease is reflected in the WellCare’s 2015 financial guidance issued on February 11, 2015.
Amendment #19 also includes rate changes for 2014 that have already been reflected in WellCare’s financial statements as of December 31, 2014 reported on its Annual Report on Form 10-K. WellCare has requested confidential treatment of the specific rate information contained in Amendment #19.
The foregoing description does not purport to be a complete description of the parties’ rights and obligations under Contract No. 0654 or Amendment #19. The above description is qualified in its entirety by reference to Amendment #19, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Cautionary Statement Regarding Forward-Looking Statements
The information furnished in this Current Report on Form 8-K contains “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements. For example, WellCare’s estimates relating to the impact of the rate adjustments and financial guidance are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, WellCare’s progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, WellCare’s ability to effectively estimate and manage growth, WellCare’s ability to address operational challenges relating to new business, future changes in health care law, WellCare’s ability to estimate and manage medical benefits effectively, the demographic mix of members in the Georgia Families program and future changes in the Georgia Families program. Given the risks and uncertainties inherent in forward-looking statements, any of WellCare’s forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.
Additional information concerning these and other important risks and uncertainties can be found under the captions “Forward-Looking Statements” and “Risk Factors” in WellCare’s Annual Report on Form 10-K for the year ended December 31, 2014 and other subsequent filings by WellCare with the U.S. Securities and Exchange Commission, which contain discussions of WellCare’s business and the various factors that may affect it. WellCare undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.
WellCare’s financial guidance is as of February 11, 2015, and is not being updated in conjunction with this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 19 to Contract 0654 by and between the Georgia Department of Community Health and WellCare of Georgia, Inc.*
*Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2015	WELLCARE HEALTH PLANS, INC. /s/ Blair Todt
Blair Todt
Senior Vice President, Chief Legal and Administrative Officer and Secretary

Exhibit Index

Exhibit Number	Description
10.1	Amendment No. 19 to Contract 0654 by and between the Georgia Department of Community Health and WellCare of Georgia, Inc.*
*Portions of this exhibit have been omitted pursuant to a request for confidential treatment.